                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3

Section 7.3 Indenture                                                     Distribution Date:     6/16/2003
----------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     4,717,500.00
            Class B Note Interest Requirement                       279,708.54
            Class C Note Interest Requirement                       135,831.02
                      Total                                       5,133,039.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          5.55000
            Class B Note Interest Requirement                          5.79167
            Class C Note Interest Requirement                          2.00889

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         850,000,000
            Class B Note Principal Balance                          48,295,000
            Class C Note Principal Balance                          67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00


                                         By:

                                                --------------------------------

                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                                                     Distribution Date:     6/16/2003
------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    986,666.67
               Class B Note Interest Requirement                     92,222.22
               Class C Note Interest Requirement                    145,714.03
                       Total                                      1,224,602.92

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.31556
              Class B Note Interest Requirement                        1.47556
              Class C Note Interest Requirement                        1.81333

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                8,928,570.00

                                                   By:
                                                          --------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     960,000.00
              Class B Note Interest Requirement                      92,222.22
              Class C Note Interest Requirement                     143,571.17
                       Total                                      1,195,793.40

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.28000
              Class B Note Interest Requirement                        1.47556
              Class C Note Interest Requirement                        1.78667

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                8,928,570.00

                                               By:
                                                      ---------------------

                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     920,266.67
              Class B Note Interest Requirement                      90,440.00
              Class C Note Interest Requirement                     146,880.00
                      Total                                       1,157,586.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.28889
              Class B Note Interest Requirement                        1.52000
              Class C Note Interest Requirement                        1.92000

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       714,000,000
              Class B Note Principal Balance                        59,500,000
              Class C Note Principal Balance                        76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,500,000.00

(v)     Required Owner Trust Spread Account Amount                8,500,000.00

                                                   By:
                                                          ---------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     635,555.56
              Class B Note Interest Requirement                      61,850.86
              Class C Note Interest Requirement                     105,239.22
                       Total                                        802,645.64

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.27111
              Class B Note Interest Requirement                        1.48444
              Class C Note Interest Requirement                        1.96444

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       500,000,000
              Class B Note Principal Balance                        41,666,000
              Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account           5,952,380.00

(v)     Required Owner Trust Spread Account Amount                5,952,380.00

                                                    By:
                                                           ---------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     920,000.00
              Class B Note Interest Requirement                      91,666.67
              Class C Note Interest Requirement                     154,285.44
                      Total                                       1,165,952.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.22667
              Class B Note Interest Requirement                        1.46667
              Class C Note Interest Requirement                        1.92000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00

                                                  By:
                                                         --------------------

                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,779,056.00

(ii)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                 105,155.56
              Class C Note Interest                                 176,800.00
                      Total                                       4,131,955.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.50222
              Class C Note Interest                                    1.96444

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00

                                                  By:
                                                         --------------------

                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,579,200.00
            Class B Note Interest Requirement                       164,266.67
            Class C Note Interest Requirement                       277,200.00
                      Total                                       2,020,666.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.25333
              Class B Note Interest Requirement                        1.56444
              Class C Note Interest Requirement                        2.05333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                     By:
                                                            --------------------

                                                     Name:  Patricia M. Garvey
                                                     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,290,240.00
              Class B Note Interest Requirement                     133,653.33
              Class C Note Interest Requirement                     231,360.00
                       Total                                      1,655,253.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.28000
              Class B Note Interest Requirement                        1.59111
              Class C Note Interest Requirement                        2.14222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,052,800.00
              Class B Note Interest Requirement                     105,777.78
              Class C Note Interest Requirement                     183,200.00
                      Total                                       1,341,777.78

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.25333
              Class B Note Interest Requirement                        1.51111
              Class C Note Interest Requirement                        2.03556

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                                     By:
                                                            --------------------

                                                     Name:  Patricia M. Garvey
                                                     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,421,653.33
              Class B Note Interest Requirement                     142,862.22
              Class C Note Interest Requirement                     247,520.00
                      Total                                       1,812,035.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.20889
              Class B Note Interest Requirement                        1.45778
              Class C Note Interest Requirement                        1.96444

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00

                                                  By:
                                                         --------------------

                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,657,600.00
              Class B Note Interest Requirement                     164,266.67
              Class C Note Interest Requirement                     280,800.00
                      Total                                       2,102,666.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.31556
              Class B Note Interest Requirement                        1.56444
              Class C Note Interest Requirement                        2.08000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                      By:
                                                             -------------------

                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,523,200.00
              Class B Note Interest Requirement                     151,200.00
              Class C Note Interest Requirement                     258,000.00
                       Total                                      1,932,400.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.20889
              Class B Note Interest Requirement                        1.44000
              Class C Note Interest Requirement                        1.91111

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,052,800.00
              Class B Note Interest Requirement                     103,911.11
              Class C Note Interest Requirement                     180,800.00
                      Total                                       1,337,511.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.25333
              Class B Note Interest Requirement                        1.48444
              Class C Note Interest Requirement                        2.00889

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                                  By:
                                                         --------------------

                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,125,226.67
              Class B Note Interest Requirement                     113,617.78
              Class C Note Interest Requirement                     207,680.00
                      Total                                       1,446,524.44

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.21778
              Class B Note Interest Requirement                        1.47556
              Class C Note Interest Requirement                        2.09778

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00

                                                   By:
                                                          --------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     800,800.00
              Class B Note Interest Requirement                      81,200.00
              Class C Note Interest Requirement                     153,600.00
                      Total                                       1,035,600.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.27111
              Class B Note Interest Requirement                        1.54667
              Class C Note Interest Requirement                        2.27556

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       630,000,000
              Class B Note Principal Balance                        52,500,000
              Class C Note Principal Balance                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00

                                                   By:
                                                          --------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                        Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,125,226.67
              Class B Note Interest Requirement                     114,986.67
              Class C Note Interest Requirement                     212,080.00
                      Total                                       1,452,293.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.21778
              Class B Note Interest Requirement                        1.49333
              Class C Note Interest Requirement                        2.14222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,523,200.00
              Class B Note Interest Requirement                     156,800.00
              Class C Note Interest Requirement                     289,200.00
                       Total                                      1,969,200.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.20889
              Class B Note Interest Requirement                        1.49333
              Class C Note Interest Requirement                        2.14222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2

Section 7.3 Indenture                                                     Distribution Date:    6/16/2003
-------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,420,757.33
              Class B Note Interest Requirement                     138,407.11
              Class C Note Interest Requirement                     279,792.00
                      Total                                       1,838,956.44

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.26222
              Class B Note Interest Requirement                        1.47556
              Class C Note Interest Requirement                        2.32000

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,125,600,000
              Class B Note Principal Balance                        93,800,000
              Class C Note Principal Balance                       120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account          13,400,000.00

(v)     Required Owner Trust Spread Account Amount               13,400,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President